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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 2004


                                    TOO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                        1-14987                        31-1333930
---------------               ---------------------              --------------
(STATE OR OTHER               (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION OR                                                     NUMBER)
ORGANIZATION)


                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 29, 2004, Too, Inc. (the "Company") entered into a Second Amendment to Credit Agreement, dated as of October 29, 2004, among the Company, as Borrower, each of the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), National City Bank, as Agent, Fifth Third Bank, as co-syndication agent, LaSalle Bank National Association, as co-syndication agent, Bank of America, N.A., as co-documentation agent, and The Huntington National Bank, as co-documentation agent (the "Amendment").

         Among other things, the Amendment:

          - provides additional flexibility regarding any future dividends and restricted payments, including repurchases of the Company's stock;
          - releases the previously required deposit account consisting of cash and cash equivalents; and
          - provides for the Company, upon the occurrence of any event of default, the option of reinstating such a deposit account as an alternative to the previously resulting springing lien.

         A copy of the Amendment is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The Credit Agreement, dated as of April 29, 2003, was previously filed as Exhibit 10.1 to the Company's Form 8-K filed on May 7, 2003. The First Amendment to Credit Agreement, dated as of September 16, 2003, was previously filed as Exhibit 10.29 to the Company's Form 10-Q for the quarter ended August 2, 2003, filed on September 16, 2003.


ITEM 9.01. EXHIBITS.

         (c)      EXHIBITS.

             Exhibit No.                        Description

                10.1 Second Amendment to Credit Agreement, dated as of October 29, 2004, among the Company, as Borrower, each of the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), National City Bank, as Agent, Fifth Third Bank, as co-syndication agent, LaSalle Bank National Association, as co-syndication agent, Bank of America, N.A., as co-documentation agent, and The Huntington National Bank, as co-documentation agent.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TOO, INC.


Date: November 3, 2004         By: /s/ William E. May
                                   -----------------------------------------
                                   William E. May
                                   Executive Vice President and Chief Operating
                                   Officer



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                                  EXHIBIT INDEX

Exhibit No.                                Description

    10.1         *         Second Amendment to Credit Agreement, dated as of
                           October 29, 2004, among the Company, as Borrower, each of the Guarantors (as defined in the Credit
                           Agreement), the Lenders (as defined in the Credit
                           Agreement), National City Bank, as Agent, Fifth Third
                           Bank, as co-syndication agent, LaSalle Bank National
                           Association, as co-syndication agent, Bank of America, N.A., as co-documentation agent, and The
                           Huntington National Bank, as co-documentation agent.

-------------------------
* Filed with this report.





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